UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 8, 2016, New York & Company, Inc. (the “Company”) issued a press release announcing, among other things, that Michelle Pearlman has been named to the position of Executive Vice President, eCommerce and Chief Marketing Officer and is no longer serving as a member of the Company’s board of directors, effective November 7, 2016. Ms. Pearlman has over 20 years of retail, consumer, marketing, and eCommerce focused experience. Ms. Pearlman will be responsible for the Company’s eCommerce business, as well as all marketing and visual aspects of the Company’s integrated omni-channel strategy and strategic initiative to further evolve as a broader lifestyle brand. Ms. Pearlman will report to Greg Scott, Chief Executive Officer, and she will serve on the Company’s executive committee.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibit

Exhibit No.	Description
99.1	Press release issued on November 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: November 8, 2016	Name:	Sheamus Toal
	Title:	Executive Vice President and
Chief Financial Officer